EXHIBIT 99.1

MKS Inc. Reports Third Quarter 2025 Financial Results

•
Revenue of $988 million, at the high end of guidance
•
GAAP net income of $74 million and net income per diluted share of $1.10, each in the upper half of guidance
•
Adjusted EBITDA of $240 million and Non-GAAP net earnings per diluted share of $1.93, each in the upper half of guidance
•
Operating cash flow of $197 million and free cash flow of $147 million, enabling continued focus on the prepayment of debt and reducing net leverage ratio to 3.9x

Andover, MA, November 5, 2025 -- MKS Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported its financial results for the third quarter of 2025.

“We executed yet another solid quarter of financial performance, with revenues in each of our end markets as well as non-GAAP EPS in the upper half of our guidance,” said John T.C. Lee, President and Chief Executive Officer. “Our strong results quarter after quarter are a testament to the dedication and discipline of the global MKS team. Our investments to expand our portfolio over the past several years are paying off, with both our Semiconductor and Electronics & Packaging businesses poised to deliver double-digit revenue growth in 2025. Our broad portfolio of enabling technologies for advanced logic and memory nodes as well as advanced packaging position us as a critical supplier for customers addressing the complex challenges of electronic device manufacturing in the AI era.”

“Solid revenue growth, combined with continued execution in managing our costs, has put us firmly on pace for another strong year of free cash flow,” said Ram Mayampurath, Executive Vice President and Chief Financial Officer. “In addition to investing in our industry-leading technologies and infrastructure, we are prioritizing debt reduction, exiting the quarter with a net leverage ratio below 4.0x and making another voluntary prepayment of $100 million in October.”

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	Q3 2025	Q2 2025	Q3 2024	Q3 2025	Q3 2024
Net Revenues
Semiconductor	$415	$432	$378	$1,261	$1,098
Electronics & Packaging	289	266	231	809	669
Specialty Industrial	284	275	287	828	885
Total net revenues	$988	$973	$896	$2,898	$2,652
Gross Margin	46.6%	46.6%	48.2%	46.9%	47.8%
GAAP Financial Measures
Operating margin	14.0%	13.9%	14.3%	13.3%	13.7%
Net income	$74	$62	$62	$188	$99
Net income per diluted share	$1.10	$0.92	$0.92	$2.78	$1.47
Non-GAAP Financial Measures
Operating margin	20.8%	20.8%	21.8%	20.6%	21.2%
Net earnings	$130	$119	$116	$365	$299
Net earnings per diluted share	$1.93	$1.77	$1.72	$5.41	$4.42

Additional Financial Information

At September 30, 2025, the Company had $697 million in cash and cash equivalents, $3.0 billion of secured term loan principal outstanding, $1.4 billion of convertible senior notes outstanding and up to $675 million of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. In August 2025, the Company made a voluntary principal prepayment of $100 million on its USD term loan B. In October 2025, the Company made an additional voluntary principal prepayment of $100 million on its USD term loan B.

Fourth Quarter 2025 Guidance

•
Revenue of $990 million, plus or minus $40 million
•
Gross margin of 46.0%, plus or minus 1.0%
•
GAAP operating expenses of $325 million, plus or minus $5 million and Non-GAAP operating expenses of $255 million, plus or minus $5 million
•
GAAP net income of $96 million, plus or minus $29 million and Non-GAAP net earnings of $154 million, plus or minus $23 million
•
GAAP net income per diluted share of $1.42, plus or minus $0.42 and Non-GAAP net earnings per diluted share of $2.27, plus or minus $0.34
•
Adjusted EBITDA of $235 million, plus or minus $24 million

The guidance for the fourth quarter is based on the current business environment, including the impact of U.S. import tariffs and the imposition of retaliatory actions taken by other countries up through but not including the date of this release. The Company will continue to monitor and adapt to changes in the business environment as needed.

Conference Call Details

A conference call with management will be held on Thursday, November 6, 2025 at 8:30 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Inc.

MKS Inc. (NASDAQ: MKSI) enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Inc.

(“MKS,” the “Company,” “our,” or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the level and terms of our substantial indebtedness and our ability to service such debt; our entry into the chemicals technology business through our acquisition of Atotech Limited (“Atotech”) in August 2022 (the “Atotech Acquisition”), which has exposed us to significant additional liabilities; the risk that we are unable to realize the anticipated benefits of the Atotech Acquisition; risks related to cybersecurity, data privacy and intellectual property; competition from larger, more advanced or more established companies in our markets; the ability to successfully grow our business, including through growth of the Atotech business, and financial risks associated with that acquisition and potential future acquisitions, including goodwill and intangible asset impairments; manufacturing and sourcing risks, including those associated with limited and sole source suppliers and the impact and duration of supply chain disruptions, component shortages, and price increases; changes in global demand; risks associated with doing business internationally, including geopolitical conflicts, such as the conflict in the Middle East, trade compliance, trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations, which risks become more significant as we grow our business internationally and in China specifically; conditions affecting the markets in which we operate, including fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; the ability to anticipate and meet customer demand; the challenges, risks and costs involved with integrating or transitioning global operations of the companies we have acquired; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks related to defective products; financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Reports on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change, after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

Company Contact:

Paretosh Misra

Vice President, Investor Relations

Telephone: (978) 284-4705

Email: paretosh.misra@mks.com

MKS Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Net revenues:
Products	$860	$848	$776	$2,528	$2,301
Services	128	125	120	370	351
Total net revenues	988	973	896	2,898	2,652
Cost of revenues:
Products	466	463	410	1,367	1,220
Services	61	57	54	173	165
Total cost of revenues (exclusive of amortization shown separately below)	527	520	464	1,540	1,385
Gross profit	461	453	432	1,358	1,267
Research and development	76	76	70	222	206
Selling, general and administrative	180	175	167	539	498
Acquisition and integration costs	—	—	3	—	6
Restructuring and other	4	5	1	26	6
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	2	5
Amortization of intangible assets	63	62	61	184	184
Income from operations	138	135	128	385	362
Interest income	(3)	(4)	(6)	(11)	(17)
Interest expense	53	55	64	162	230
Loss on extinguishment of debt	2	2	5	8	52
Other (income) expense, net	2	10	5	11	(3)
Income before income taxes	84	72	60	215	100
Provision (benefit) for income taxes	10	10	(2)	27	1
Net income	$74	$62	$62	$188	$99
Net income per share:
Basic	$1.10	$0.92	$0.92	$2.79	$1.48
Diluted	$1.10	$0.92	$0.92	$2.78	$1.47
Cash dividends per common share	$0.22	$0.22	$0.22	$0.66	$0.66
Weighted average shares outstanding:
Basic	67.3	67.2	67.4	67.3	67.2
Diluted	67.6	67.4	67.6	67.6	67.5

MKS Inc.

Unaudited Consolidated Balance Sheets

(In millions)

	September 30,	December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$697	$714
Trade accounts receivable, net	611	615
Inventories	934	893
Other current assets	294	252
Total current assets	2,536	2,474
Property, plant and equipment, net	769	771
Right-of-use assets	275	238
Goodwill	2,563	2,479
Intangible assets, net	2,196	2,272
Other assets	438	356
Total assets	$8,777	$8,590
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$51	$50
Accounts payable	382	341
Other current liabilities	453	384
Total current liabilities	886	775
Long-term debt, net	4,253	4,488
Non-current deferred taxes	483	504
Non-current accrued compensation	154	141
Non-current lease liabilities	250	211
Other non-current liabilities	151	149
Total liabilities	6,177	6,268
Stockholders' equity:
Common stock	—	—
Additional paid-in capital	2,090	2,067
Retained earnings	618	503
Accumulated other comprehensive loss	(108)	(248)
Total stockholders' equity	2,600	2,322
Total liabilities and stockholders' equity	$8,777	$8,590

MKS Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Cash flows from operating activities:
Net income	$74	$62	$62	$188	$99
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85	87	87	258	262
Unrealized (gain) loss on foreign currency and derivative instruments	(8)	2	2	(4)	2
Amortization of debt issuance costs and original issue discounts	7	7	7	20	23
Loss on extinguishment of debt	2	2	5	8	52
Stock-based compensation	12	12	11	46	37
Provision for excess and obsolete inventory	10	10	16	37	41
Deferred income taxes	(44)	(44)	(72)	(125)	(168)
Other	1	(1)	2	—	5
Changes in operating assets and liabilities	58	28	43	75	(1)
Net cash provided by operating activities	197	165	163	503	352
Cash flows from investing activities:
Purchases of investments	(1)	—	—	(1)	—
Proceeds from sale of long-lived assets	—	2	1	3	1
Purchases of property, plant and equipment	(50)	(29)	(22)	(98)	(67)
Net cash used in investing activities	(51)	(27)	(21)	(96)	(66)
Cash flows from financing activities:
Repurchase of common stock	—	—	—	(45)	—
Proceeds from borrowings	—	—	—	—	2,161
Payments of borrowings	(113)	(113)	(123)	(338)	(2,198)
Purchase of capped calls related to Convertible Notes	—	—	—	—	(167)
Payments of deferred financing fees	—	—	—	—	(33)
Dividend payments	(15)	(15)	(15)	(44)	(44)
Net payments related to employee stock awards	—	—	(1)	(6)	(12)
Other financing activities	(1)	(1)	(5)	(4)	(10)
Net cash used in financing activities	(129)	(129)	(144)	(437)	(303)
Effect of exchange rate changes on cash and cash equivalents	6	10	13	13	3
Increase (decrease) in cash and cash equivalents	23	19	11	(17)	(14)
Cash and cash equivalents at beginning of period	674	655	850	714	875
Cash and cash equivalents at end of period	$697	$674	$861	$697	$861

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Net income	$74	$62	$62	$188	$99
Acquisition and integration costs	—	—	3	—	6
Restructuring and other	4	5	1	26	6
Amortization of intangible assets	63	62	61	184	184
Loss on extinguishment of debt	2	2	5	8	52
Amortization of debt issuance costs	5	5	5	14	16
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	2	5
Tax effect of Non-GAAP adjustments	(18)	(17)	(23)	(57)	(69)
Non-GAAP net earnings	$130	$119	$116	$365	$299
Non-GAAP net earnings per diluted share	$1.93	$1.77	$1.72	$5.41	$4.42
Weighted average diluted shares outstanding	67.6	67.4	67.6	67.6	67.5

Net cash provided by operating activities	$197	$165	$163	$503	$352
Purchases of property, plant and equipment	(50)	(29)	(22)	(98)	(67)
Free cash flow	$147	$136	$141	$405	$285
Gross profit	$461	$453	$432	$1,358	$1,267
Gross margin	46.6%	46.6%	48.2%	46.9%	47.8%
Operating expenses	$323	$318	$304	$973	$905
Acquisition and integration costs	—	—	3	—	6
Restructuring and other	4	5	1	26	6
Amortization of intangible assets	63	62	61	184	184
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	2	5
Non-GAAP operating expenses	$256	$251	$237	$761	$704
Income from operations	$138	$135	$128	$385	$362
Operating margin	14.0%	13.9%	14.3%	13.3%	13.7%
Acquisition and integration costs	—	—	3	—	6
Restructuring and other	4	5	1	26	6
Amortization of intangible assets	63	62	61	184	184
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	2	5
Non-GAAP income from operations	$205	$202	$195	$597	$563
Non-GAAP operating margin	20.8%	20.8%	21.8%	20.6%	21.2%
Interest expense, net	$50	$51	$58	$151	$213
Amortization of debt issuance costs	5	5	5	14	16
Non-GAAP interest expense, net	$45	$46	$53	$137	$197
Net income	$74	$62	$62	$188	$99
Interest expense, net	50	51	58	151	213
Other (income) expense, net	2	10	5	11	(3)
Provision (benefit) for income taxes	10	10	(2)	27	1
Depreciation	23	26	26	74	77
Amortization of intangible assets	63	62	61	184	184
Stock-based compensation	12	12	11	46	37
Acquisition and integration costs	—	—	3	—	6
Restructuring and other	4	5	1	26	6
Loss on extinguishment of debt	2	2	5	8	52
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	2	5
Adjusted EBITDA	$240	$240	$232	$717	$677
Adjusted EBITDA margin	24.3%	24.7%	25.9%	24.7%	25.5%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2024
Net income	$74	$62	$52	$90
Interest expense, net	50	51	50	49
Other (income) expense, net	2	10	(1)	3
Provision (benefit) for income taxes	10	10	7	(11)
Depreciation	23	26	25	26
Amortization of intangible assets	63	62	60	61
Stock-based compensation	12	12	22	11
Acquisition and integration costs	—	—	—	3
Restructuring and other	4	5	16	1
Loss on extinguishment of debt	2	2	3	4
Fees and expenses related to amendments to the Term Loan Facility	—	—	2	—
Adjusted EBITDA	$240	$240	$236	$237
Adjusted EBITDA for the trailing twelve months ended September 30, 2025	953

Principal outstanding on Term Loan Facility and Convertible Notes as of September 30, 2025	$4,390
Less: Cash & cash equivalents as of September 30, 2025	697
Net debt as of September 30, 2025	$3,693
Adjusted EBITDA for the trailing twelve months ended September 30, 2025	$953
Net leverage ratio as of September 30, 2025	3.9	x

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended September 30, 2025			Three Months Ended June 30, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$84	$10	12.3%	$72	$10	13.6%
Restructuring and other	4	—		5	—
Amortization of intangible assets	63	—		62	—
Loss on extinguishment of debt	2	—		2	—
Amortization of debt issuance costs	5	—		5	—
Tax effect of Non-GAAP adjustments	—	18		—	17
Non-GAAP	$158	$28	17.9%	$146	$27	18.2%

	Three Months Ended September 30, 2024
	Income Before Income Taxes	(Benefit) Provision for Income Taxes	Effective Tax Rate
GAAP	$60	$(2)	(4.0%)
Acquisition and integration costs	3	—
Restructuring and other	1	—
Amortization of intangible assets	61	—
Loss on extinguishment of debt	5	—
Amortization of debt issuance costs	5	—
Fees and expenses related to amendments to the Term Loan Facility	2
Tax effect of Non-GAAP adjustments	—	23
Non-GAAP	$137	$21	15.1%

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$215	$27	12.7%	$100	$1	1.2%
Acquisition and integration costs	—	—		6	—
Restructuring and other	26	—		6	—
Amortization of intangible assets	184	—		184	—
Loss on extinguishment of debt	8	—		52	—
Amortization of debt issuance costs	14	—		16	—
Fees and expenses related to amendments to the Term Loan Facility	2	—		5	—
Tax effect of Non-GAAP adjustments	—	57		—	69
Non-GAAP	$449	$84	18.7%	$369	$70	19.3%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures - Q4’25 Guidance

(In millions, except per share data)

	Three Months Ending December 31, 2025
	$ Amount	Per Share
GAAP net income and net income per share	$96	$1.42
Restructuring and other	8
Amortization of intangible assets	62
Loss on extinguishment of debt	2
Amortization of debt issuance costs	5
Tax effect of Non-GAAP adjustments	(19)
Non-GAAP net earnings and net earnings per share	$154	$2.27
Weighted average diluted shares	67.7

GAAP operating expenses	$325
Restructuring and other	(8)
Amortization of intangible assets	(62)
Non-GAAP operating expenses	$255

GAAP net income	96
Interest expense, net	48
Benefit for income taxes	(16)
Depreciation	24
Restructuring and other	8
Amortization of intangible assets	62
Stock-based compensation	11
Loss on extinguishment of debt	2
Adjusted EBITDA	$235

MKS Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Acquisition and integration costs include incremental expenses incurred to effect the Atotech Acquisition. Such acquisition costs may include advisory, legal, tax, accounting, valuation, and other professional or consulting fees. Such integration costs may include expenses directly related to integration of business and facility operations, information technology systems and infrastructure and other employee-related costs.

Restructuring and other include incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations.

Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions.

Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments and/or repricing of our term loan facility.

Amortization of debt issuance costs includes non-cash additional interest expense related to the amortization of debt issuance costs associated with our term loan facility.

Fees and expenses related to amendments to the Term Loan Facility includes direct third-party costs related to repricings or refinancings of our term loan facility.

Tax effect of Non-GAAP adjustments includes the impact of Non-GAAP adjustments that are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.